SUBSCRIPTION AGREEMENT


Adhia Funds, Inc.
5102 E. Longboat Blvd
Tampa, FL  33607

Gentlemen:

             The undersigned has subscribed to 7,000 shares of the Common Stock, $0.0001 par value of Adhia Funds, Inc., and and has paid to the said corporation the sum of $70,000 in cash.

             It is understood that upon acceptance hereof by said corporation the shares subscribed for shall be issued to the undersigned and that said shares shall be deemed to be fully paid and nonassessable.

             The undersigned agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

             Dated and effective as of this 20th day of May, 1998.




                        By: /s/ Hitesh P. Adhia
                        Hitesh (John) P. Adhia


             The foregoing subscription is hereby accepted. Dated and effective as of this 20th day of May, 1998.


                        Adhia Funds, Inc.

                        By: /s/ Hitesh P. Adhia
                        Hitesh (John) P, Adhia, President

SUBSCRIPTION AGREEMENT


Adhia Funds, Inc.
5102 E. Longboat Blvd
Tampa, FL  33607

Gentlemen:

             The undersigned has subscribed to 1,000 shares of the Common Stock, $0.0001 par value of Adhia Funds, Inc., and and has paid to the said corporation the sum of $10,000 in cash.

             It is understood that upon acceptance hereof by said corporation the shares subscribed for shall be issued to the undersigned and that said shares shall be deemed to be fully paid and nonassessable.

             The undersigned agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

             Dated and effective as of this 20th day of May, 1998.




                        By: /s/ Dhansukh G. Amlani
                        Dhansukh G. Amlani


             The foregoing subscription is hereby accepted. Dated and effective as of this 20th day of May, 1998.


                        Adhia Funds, Inc.

                        By: /s/ Hitesh P. Adhia
                        Hitesh (John) P, Adhia, President

SUBSCRIPTION AGREEMENT


Adhia Funds, Inc.
5102 E. Longboat Blvd
Tampa, FL  33607

Gentlemen:

             The undersigned has subscribed to 1,000 shares of the Common Stock, $0.0001 par value of Adhia Funds, Inc., and and has paid to the said corporation the sum of $10,000 in cash.

             It is understood that upon acceptance hereof by said corporation the shares subscribed for shall be issued to the undersigned and that said shares shall be deemed to be fully paid and nonassessable.

             The undersigned agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

             Dated and effective as of this 20th day of May, 1998.




                        By: /s/ Nalini Karia
                        Nalini Karia


             The foregoing subscription is hereby accepted. Dated and effective as of this 20th day of May, 1998.


                        Adhia Funds, Inc.

                        By: /s/ Hitesh P. Adhia
                        Hitesh (John) P, Adhia, President

SUBSCRIPTION AGREEMENT


Adhia Funds, Inc.
5102 E. Longboat Blvd
Tampa, FL  33607

Gentlemen:

             The undersigned has subscribed to 2,500 shares of the Common Stock, $0.0001 par value of Adhia Funds, Inc., and and has paid to the said corporation the sum of $25,000 in cash.

             It is understood that upon acceptance hereof by said corporation the shares subscribed for shall be issued to the undersigned and that said shares shall be deemed to be fully paid and nonassessable.

             The undersigned agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

             Dated and effective as of this 20th day of May, 1998.




                        By: /s/ Parvin D. Patel
                        Pravin D. Patel


             The foregoing subscription is hereby accepted. Dated and effective as of this 20th day of May, 1998.


                        Adhia Funds, Inc.

                        By: /s/ Hitesh P. Adhia
                        Hitesh (John) P, Adhia, President